SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : November 13, 2001

                           Commission File No. 1-12293


                            BROADENGATE SYSTEMS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Nevada                                     87-0394313
----------------------------------              --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                Block 2, Cybercity, South Hi-Tech Industrial Park
                              Shenzhen, PRC 518057
           -----------------------------------------------------------
                    (Address of principal executive offices)

                               011-86-755-671-6644
                     --------------------------------------
                            (Issuer telephone number)

                               ESOFTBANK.COM, INC.
                               -------------------
                             Former Name and Address

Item 5.   Other Events.

      Effective November 13, 2001, eSoftBank.com, Inc. changed its name to BroadenGate Systems, Inc. Effective December 3, 2001, the company's stock symbol has been changed to BROG.

Item 7.   Financial Statements and Exhibits.

      a) Financial Statements
      None.

      b) Proforma Financial information
      None.

      c) Exhibits:

        3.1     Amended and Restated Articles of Incorporation



                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  BroadenGate Systems, Inc.

     Dated: November 30, 2001                      By: /s/ Dr. Hongbing Lan
                                                   -----------------------------
                                                   Dr. Hongbing Lan
                                                   Chief Executive Officer

     Dated: November 30, 2001                      By: /s/ Hongyu Lan
                                                   -----------------------------
                                                    Hongyu Lan
                                                    Principal Accounting Officer